SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 6, 2007
CELANESE CORPORATION
(Exact Name of Registrant as specified in its charter)

DELAWARE	001-32410	98-0420726

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 443-4000
Not Applicable
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On July 6, 2007, Celanese Corporation (the “Company”) issued a press release announcing that the Company had declared a cash dividend of $0.265625 per share on its 4.25% convertible perpetual preferred stock and a cash dividend of $0.04 per share on its Series A common stock. Both cash dividends are for the period May 1, 2007 and ending on and including July 31, 2007 and are payable on August 1, 2007 to holders of record as of July 15, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 8.01.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit Number	Description

99.1	Press Release dated July 6, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ Kevin J. Rogan
	Name:	Kevin J. Rogan
	Title:	Associate General Counsel and Assistant Corporate Secretary

Date: July 6, 2007

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated July 6, 2007